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                                                                      Exhibit 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation in the Form 8-K of our report dated September 24, 2002, relating to the restated financial statements of Stratus Services Group, Inc., which originally appeared in the Annual Report on Form 10-K for the year ended September 30, 2001.




/s/ Amper, Politziner, & Mattia, P.C
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September 25, 2002
Edison, New Jersey